UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   August 1, 2003

BRIAZZ, INC.

(Exact name of registrant as specified in its charter)

Washington	000-32527	91-1672311
(Jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3901 7th Avenue South, Suite 200
Seattle, Washington 98108-5206

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (206) 467-0994

Not Applicable

(Former name or address, if changed since last report)

Item 7.  Financial Statements and Exhibits

Exhibit No.	Description

10.44	Amendment dated August 1, 2003 to Securities Purchase Agreement dated May 28, 2003 among BRIAZZ, Deutsche Bank London Ag, Briazz Venture, L.L.C., Spinnaker Investment Partners, L.P. and Delafield Hambrecht, Inc..

10.45	Form of Note issued on August 1, 2003 to each of Deutsche Bank London Ag, Briazz Venture, L.L.C., Spinnaker Investment Partners, L.P. and Delafield Hambrecht, Inc.

10.46	Security Agreement dated August 1, 2003 among BRIAZZ, Deutsche Bank London Ag and Flying Food Group, L.L.C.

10.47	Intercreditor Agreement dated August 1, 2003 among BRIAZZ, Laurus Master Fund, Ltd., Deutsche Bank London Ag, Flying Food Group, L.L.C., Briazz Venture, L.L.C., Spinnaker Investment Partners, L.P. and Delafield Hambrecht, Inc.

10.48	Registration Rights Agreement dated August 1, 2003 among BRIAZZ, Laurus Master Fund, Ltd., Deutsche Bank London Ag, Briazz Venture, L.L.C., Spinnaker Investment Partners, L.P. and Delafield Hambrecht, Inc.

10.49	Letter Agreement dated August 1, 2003 between BRIAZZ and Delafield Hambrecht, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

BRIAZZ, INC.

Date: August 8, 2003
/s/ Victor D. Alhadeff
Victor D. Alhadeff Chief Executive Officer, Chief Financial Officer, Secretary and Chairman